UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 5, 2009

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                        Delaware                                                               1-9273                                                       75-1285071
 (State or Other Jurisdiction                                          (Commission                                               (IRS Employer
              of Incorporation)                                                File Number)                                          Identification No.)

                     4845 US Highway 271 N.
                             Pittsburg, Texas                                                                                        75686-0093
                (Address of Principal Executive Offices)                                          (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2008, which is incorporated herein by reference, on December 22, 2008, Pilgrim's Pride Corporation (the "Company") entered into a three-month consulting agreement with Robert A. Wright, the Company's former Chief Operating Officer, and on December 24, 2008, the Company entered into a four-month consulting agreement with J. Clinton Rivers, the Company's former Chief Executive Officer and President (collectively, the "Consulting Agreements"), subject to approval by the Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court").  On March 5, 2009, the Bankruptcy Court issued a final order approving the Consulting Agreements, which include non-competition covenants for the duration of the Consulting Agreements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date:  March 11, 2009                                                           By: /s/ Richard A. Cogdill
Richard A. Cogdill
Chief Financial Officer, Secretary and Treasurer